Media contacts:                                                                                 Investor/analyst contact:
Paul McElroy                               -or-        Dan Russo                                     Shannon Alberts
Alaska Airlines                                          Horizon Air                                    Alaska Air Group
(206) 392-5101                                          (206) 392-0218                                  (206) 392-5218

FOR IMMEDIATE RELEASE                                                                                                                   Oct. 21, 2010

ALASKA AIR GROUP REPORTS RECORD THIRD QUARTER RESULTS

Third quarter highlights:
•
Net income excluding special items was a record $118.1 million, or $3.21 per diluted share, compared to $83.0 million, or $2.33 per share, in the third quarter of 2009. This quarter’s results compared to a First Call mean estimate of $3.11 per share.

•	Net income under Generally Accepted Accounting Principles (GAAP) was a record $122.4 million, or $3.32 per diluted share, compared to net income of $87.6 million, or $2.46 per diluted share, in 2009.

•	Through Sept. 30, 2010, the company has prepaid $115.5 million of its outstanding debt under the current $200 million prepayment plan.

•
Alaska Airlines continued its streak of excellent on-time performance, holding the No. 1 spot in U.S. Department of Transportation on-time performance among the 10 largest domestic airlines for 16 of the last 17 months ended August 2010.

SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today reported record third quarter 2010 net income of $122.4 million, or $3.32 per diluted share, compared to net income of $87.6 million, or $2.46 per diluted share, in the third quarter of 2009. Excluding mark-to-market fuel hedge gains of $16.7 million ($10.4 million after tax or $0.28 per diluted share) and Horizon restructuring and CRJ-700 transition charges of $9.8 million ($6.1 million after tax or $0.17 per diluted share), the company reported record adjusted net income of $118.1 million, or $3.21 per diluted share, compared to net income of $83.0 million, or $2.33 per share, excluding special items in the third quarter of 2009.

    “We are pleased to report our best quarter ever, with record earnings driven by higher traffic and load factors,” said Bill Ayer, chairman and chief executive officer.  “We couldn’t be more proud of our people for their commitment to operating our flights safely and delivering outstanding on-time performance and customer service.”

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The following table reconciles the company’s adjusted net income and earnings per diluted share (EPS) during the third quarters of 2010 and 2009 to amounts as reported in accordance with GAAP (in millions except per-share amounts):

	Three months ended Sept. 30,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below	$118.1	$3.21	$83.0	$2.33
Horizon restructuring and CRJ-700 fleet transition costs, net of tax	(6.1)	(0.17)	---	---
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	10.4	0.28	4.6	0.13
Reported GAAP amounts	$122.4	$3.32	$87.6	$2.46

Financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on page 4 of this release.

    A conference call regarding the third quarter 2010 results will be simulcast via the Internet at 8:30 a.m. Pacific time on Oct. 21, 2010. It can be accessed through the company’s website at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

    References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

    This news release contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2009. Some of these risks include current economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, terrorist attacks, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations, and government fees and taxes. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new

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risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008, 2009 and 2010 North America Airline Satisfaction StudiesSM. For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

Glossary of Financial Terms

ASM - Available seat miles or “capacity.” Represents total seats available across the fleet multiplied by the number of miles flown.

RPM – Revenue passenger miles or “traffic.” The number of those available seats that were filled with paying passengers. One passenger traveling one mile is one RPM.

RASM - Total operating revenue divided by ASMs. Operating revenue includes all passenger revenue, freight and mail, Mileage Plan and other ancillary revenue — commonly called “unit revenue” and represents the average total revenue for flying one seat one mile.

PRASM – Passenger revenue per ASM — commonly called “passenger unit revenue.”

Yield – Passenger revenue per RPM. This represents the average revenue for flying one passenger one mile.

CASM – Total operating costs per ASM. This represents all operating expenses, including fuel and special items — commonly called “unit cost.”

CASMex – Operating costs excluding fuel and special items per ASM. This metric is used to help track progress toward reduction of non-fuel operating costs, since fuel costs are largely out of the company’s control.

Economic fuel – Best estimate of the cash cost of fuel, net of the impact of the company’s fuel-hedging program.

Mainline – Represents flying on Alaska jets and all associated revenue and costs.

Purchased capacity flying – Represents operations whereby Horizon and, to a much lesser extent, another small carrier in the state of Alaska fly certain routes for Alaska using Horizon’s or the other carrier’s fleets.

Alaska Air Group, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
(in millions, except per share amounts)	2010	2009	2010	2009
Operating Revenues:
Passenger	$973.5	$884.8	$2,603.4	$2,326.1
Freight and mail	29.4	27.7	80.5	72.3
Other - net	64.6	54.9	189.9	155.3
Total Operating Revenues	1,067.5	967.4	2,873.8	2,553.7

Operating Expenses:
Wages and benefits	240.2	246.2	719.1	739.3
Variable incentive pay	23.0	24.0	62.5	52.2
Aircraft fuel, including hedging gains and losses	220.9	199.5	683.2	485.6
Aircraft maintenance	55.3	49.7	166.1	169.0
Aircraft rent	33.9	38.3	106.3	115.4
Landing fees and other rentals	59.8	57.3	173.6	165.9
Contracted services	40.7	38.8	121.4	116.7
Selling expenses	44.3	37.0	116.1	97.3
Depreciation and amortization	57.8	55.6	172.0	162.3
Food and beverage service	15.6	12.7	42.2	36.7
Other	49.8	49.7	145.8	154.1
New pilot contract transition costs	-	-	-	35.8
Horizon restructuring and CRJ-700 fleet transition costs	9.8	-	13.2	-
Fleet transition costs - Q200	-	(1.2)	-	8.8
Total Operating Expenses	851.1	807.6	2,521.5	2,339.1
Operating Income	216.4	159.8	352.3	214.6

Nonoperating Income (Expense):
Interest income	7.6	8.3	22.7	24.4
Interest expense	(29.5)	(25.9)	(81.4)	(77.8)
Interest capitalized	1.4	1.4	4.7	6.0
Other - net	2.3	(0.8)	4.1	(6.3)
	(18.2)	(17.0)	(49.9)	(53.7)
Income before income tax	198.2	142.8	302.4	160.9
Income tax expense	75.8	55.2	116.1	63.4
Net Income	$122.4	$87.6	$186.3	$97.5

Basic Earnings Per Share:	$3.41	$2.48	$5.21	$2.71
Diluted Earnings Per Share:	$3.32	$2.46	$5.08	$2.69
Shares Used for Computation:
Basic	35.898	35.275	35.755	35.981
Diluted	36.830	35.681	36.706	36.292

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)	September 30, 2010	December 31, 2009
Cash and marketable securities	$1,318	$1,192

Total current assets	1,768	1,634
Property and equipment-net	3,147	3,168
Other assets	205	194
Total assets	$5,120	$4,996

Current liabilities	$1,472	$1,270
Long-term debt	1,390	1,699
Other liabilities and credits	1,184	1,155
Shareholders' equity	1,074	872
Total liabilities and shareholders' equity	$5,120	$4,996

Debt to Capitalization, adjusted for operating leases	68%:32%	76%:24%

Number of common shares outstanding	35.953	35.591

Air Group Net Income and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.'s net income and amounts per diluted share during 2010 and 2009 excluding adjustments for new pilot contract transition costs, restructuring charges, certain fleet transition costs, and to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended September 30,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below	$118.1	$3.21	$83.0	$2.33
Horizon restructuring and CRJ-700 fleet transition costs, net of tax	(6.1)	(0.17)	-	-
Adjustments to reflect the timing of gain or loss recognition resulting
from mark-to-market fuel hedge accounting, net of tax	10.4	0.28	4.6	0.13
Reported GAAP amounts	$122.4	$3.32	$87.6	$2.46

	Nine Months Ended September 30,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below	$215.2	$5.87	$84.1	$2.32
New pilot contract transition costs, net of tax	-	-	(22.3)	(0.61)
Horizon restructuring and CRJ-700 fleet transition costs, net of tax	(8.2)	(0.22)	-	-
Adjustments to reflect the timing of gain or loss recognition resulting
from mark-to-market fuel hedge accounting, net of tax	(20.7)	(0.57)	35.7	0.98
Reported GAAP amounts	$186.3	$5.08	$97.5	$2.69

Alaska Airlines Financial and Statistical Data

	Three Months Ended September 30,						Nine Months Ended September 30,

Financial Data (in millions):	2010		2009		% Change		2010		2009		% Change
Operating Revenues:
Passenger	$779.2		$702.0		11.0		$2,068.5		$1,844.3		12.2
Freight and mail	28.4		26.5		7.2		77.3		69.0		12.0
Other - net	59.2		48.4		22.3		171.5		136.5		25.6
Total mainline operating revenues	866.8		776.9		11.6		2,317.3		2,049.8		13.1
Passenger - purchased capacity	89.3		81.9		9.0		248.9		211.4		17.7
Total Operating Revenues	956.1		858.8		11.3		2,566.2		2,261.2		13.5

Operating Expenses:
Wages and benefits	193.8		199.1		(2.7)		575.9		594.9		(3.2)
Variable incentive pay	19.3		20.8		(7.2)		52.0		44.0		18.2
Aircraft fuel, including hedging gains and losses	188.1		166.6		12.9		574.3		405.9		41.5
Aircraft maintenance	42.1		36.5		15.3		124.2		129.4		(4.0)
Aircraft rent	24.0		27.2		(11.8)		74.2		81.8		(9.3)
Landing fees and other rentals	44.9		43.0		4.4		129.7		124.4		4.3
Contracted services	32.0		31.1		2.9		94.1		92.7		1.5
Selling expenses	36.3		29.4		23.5		93.7		76.8		22.0
Depreciation and amortization	47.3		45.1		4.9		140.6		132.6		6.0
Food and beverage service	15.0		12.0		25.0		40.5		34.9		16.0
Other	37.1		36.6		1.4		108.6		115.2		(5.7)
New pilot contract transition costs	-		-		NM		-		35.8		NM
Total mainline operating expenses	679.9		647.4		5.0		2,007.8		1,868.4		7.5
Purchased capacity costs	74.7		74.7		(0.0)		221.5		206.3		7.4
Total Operating Expenses	754.6		722.1		4.5		2,229.3		2,074.7		7.5

Operating Income	201.5		136.7				336.9		186.5

Interest income	8.9		9.6				27.0		29.2
Interest expense	(26.7)		(22.4)				(72.3)		(67.5)
Interest capitalized	1.4		1.4				4.7		5.7
Other - net	1.9		(0.5)				4.4		(5.3)
	(14.5)		(11.9)				(36.2)		(37.9)

Income Before Income Tax	$187.0		$124.8				$300.7		$148.6

Mainline Operating Statistics:
Revenue passengers (000)	4,562		4,240		7.6		12,373		11,796		4.9
RPMs (000,000) "traffic"	5,580		5,020		11.2		15,124		13,812		9.5
ASMs (000,000) "capacity"	6,544		6,097		7.3		18,197		17,469		4.2
Passenger load factor	85.3%		82.3%		3.0	pts	83.1%		79.1%		4.0	pts
Yield per passenger mile	13.96	¢	13.98	¢	(0.1)		13.68	¢	13.35	¢	2.5
Operating revenue per ASM (RASM)	13.25	¢	12.74	¢	4.0		12.73	¢	11.73	¢	8.5
Passenger revenue per ASM (PRASM)	11.91	¢	11.51	¢	3.5		11.37	¢	10.56	¢	7.7
Operating expense per ASM (CASM)	10.39	¢	10.62	¢	(2.2)		11.03	¢	10.70	¢	3.1
CASM excluding fuel and new pilot contract transition costs (a)	7.52	¢	7.89	¢	(4.7)		7.88	¢	8.17	¢	(3.5)
Aircraft fuel cost per gallon	$2.21		$2.07		6.8		$2.41		$1.77		36.2
Economic fuel cost per gallon (b)	$2.37		$2.15		10.2		$2.30		$1.98		16.2
Fuel gallons (000,000)	85.5		80.1		6.7		237.4		229.9		3.3
Average number of full-time equivalent employees	8,737		9,002		(2.9)		8,631		8,987		(4.0)
Aircraft utilization (blk hrs/day)	10.4		9.9		5.1		9.9		9.9		-
Average aircraft stage length (miles)	1,089		1,044		4.3		1,078		1,027		5.0
Operating fleet at period-end	115		116		(1	) a/c	115		116		(1	) a/c

Regional Operating Statistics:
RPMs (000,000)	308		298		3.4		863		777		11.1
ASMs (000,000)	382		383		(0.3)		1,127		1,058		6.5
Passenger load factor	80.6%		77.8%		2.8	pts	76.6%		73.4%		3.2	pts
Yield per passenger mile	28.99	¢	27.48	¢	5.5		28.84	¢	27.21	¢	6.0
RASM	23.38	¢	21.38	¢	9.3		22.09	¢	19.98	¢	10.6
CASM	19.55	¢	19.50	¢	0.3		19.65	¢	19.50	¢	0.8

NM = Not Meaningful

(a) See page 10 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b) See page 12 for a reconciliation of economic fuel cost.

Horizon Air Financial and Statistical Data

	Three Months Ended September 30,						Nine Months Ended September 30,

Financial Data (in millions):	2010		2009		% Change		2010		2009		% Change
Operating Revenues:
Passenger - brand flying	$109.2		$105.4		3.6		$299.4		$283.7		5.5
Passenger - Alaska capacity purchase arrangement	69.0		69.9		(1.3)		202.8		191.2		6.1
Total passenger revenue	178.2		175.3		1.7		502.2		474.9		5.7
Freight and mail	0.6		0.7		(14.3)		1.9		2.0		(5.0)
Other - net	2.1		2.2		(4.5)		6.3		6.0		5.0
Total Operating Revenues	180.9		178.2		1.5		510.4		482.9		5.7

Operating Expenses:
Wages and benefits	43.8		44.4		(1.4)		135.2		137.0		(1.3)
Variable incentive pay	3.7		3.2		15.6		10.5		8.2		28.0
Aircraft fuel, including hedging gains and losses	32.8		32.9		(0.3)		108.9		79.7		36.6
Aircraft maintenance	13.2		13.2		-		41.9		39.6		5.8
Aircraft rent	9.9		11.1		(10.8)		32.1		33.6		(4.5)
Landing fees and other rentals	15.2		14.6		4.1		44.8		42.4		5.7
Contracted services	8.5		8.4		1.2		25.0		23.8		5.0
Selling expenses	8.0		7.6		5.3		22.4		20.5		9.3
Depreciation and amortization	10.3		10.2		1.0		30.6		28.8		6.3
Food and beverage service	0.6		0.7		(14.3)		1.7		1.8		(5.6)
Other	9.3		9.4		(1.1)		26.3		29.0		(9.3)
Restructuring and CRJ-700 fleet transition costs	9.8		-		NM		13.2		-		NM
Fleet transition costs - Q200	-		(1.2)		NM		-		8.8		NM
Total Operating Expenses	165.1		154.5		6.9		492.6		453.2		8.7

Operating Income	15.8		23.7				17.8		29.7

Interest income	1.1		0.5				2.6		1.5
Interest expense	(5.1)		(5.1)				(15.8)		(16.2)
Interest capitalized	-		-				-		0.3
Other - net	(0.1)		-				(0.3)		(0.2)
	(4.1)		(4.6)				(13.5)		(14.6)

Income Before Income Tax	$11.7		$19.1				$4.3		$15.1

Combined Operating Statistics: (a)
Revenue passengers (000)	1,827		1,815		0.7		5,116		5,055		1.2
RPMs (000,000) "traffic"	668		666		0.3		1,857		1,799		3.2
ASMs (000,000) "capacity"	835		855		(2.3)		2,461		2,470		(0.4)
Passenger load factor	80.0%		77.9%		2.1	pts	75.5%		72.8%		2.7	pts
Yield per passenger mile	26.68	¢	26.32	¢	1.4		27.04	¢	26.40	¢	2.4
Operating revenue per ASM (RASM)	21.66	¢	20.84	¢	3.9		20.74	¢	19.55	¢	6.1
Passenger revenue per ASM (PRASM)	21.34	¢	20.50	¢	4.1		20.41	¢	19.23	¢	6.1
Operating expenses per ASM (CASM)	19.77	¢	18.07	¢	9.4		20.02	¢	18.35	¢	9.1
CASM, excluding fuel, restructuring and CRJ-700 fleet transition costs (b)	14.67	¢	14.22	¢	3.2		15.05	¢	15.12	¢	(0.5)
Q200 fleet transition costs per ASM	0.00	¢	(0.14)	¢	NM		0.00	¢	0.35	¢	NM
Aircraft fuel cost per gallon	$2.22		$2.11		5.2		$2.49		$1.76		41.5
Economic fuel cost per gallon (c)	$2.40		$2.19		9.6		$2.34		$1.98		18.2
Fuel gallons (000,000)	14.8		15.6		(5.1)		43.7		45.1		(3.1)
Average number of full-time equivalent employees	2,985		3,269		(8.7)		3,081		3,320		(7.2)
Aircraft utilization (blk hrs/day)	8.3		8.4		(1.2)		7.9		8.3		(4.8)
Average aircraft stage length (miles)	340		334		1.8		333		326		2.1
Operating fleet at period-end	53		55		(2	) a/c	53		55		(2	) a/c

NM = Not Meaningful

(a) Represents combined information for all Horizon flights, including those operated under a Capacity Purchase Agreement (CPA) with Alaska.
See page 11 for additional line of business information.
(b) See page 11 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(c) See page 12 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•  By eliminating fuel expense and certain special items from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

• Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by managements of both Alaska and Horizon and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

• CASM excluding fuel (and other items as specified in our plan documents) is an important metric for the employee incentive plan that covers company management and certain other employee groups.
•  CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

• Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as new pilot contract transition costs, restructuring and fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

• Although we disclose our “mainline” passenger unit revenues for Alaska, we do not (nor are we able to) evaluate mainline unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total mainline operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.
(in millions, except for per ASM unit information)

	Three Months Ended September 30,				Nine Months Ended September 30,
Mainline unit cost reconciliations:	2010		2009		2010		2009
Mainline operating expenses	$679.9		$647.4		$2,007.8		$1,868.4
Mainline ASMs	6,544		6,097		18,197		17,469

Mainline CASM	10.39	¢	10.62	¢	11.03	¢	10.70 ¢

Mainline operating expenses	$679.9		$647.4		$2,007.8		$1,868.4
Less: aircraft fuel	(188.1)		(166.6)		(574.3)		(405.9)
Less: new pilot contract transition costs	-		-		-		(35.8)
Mainline operating expenses excluding fuel and special items	$491.8		$480.8		$1,433.5		$1,426.7
Mainline ASMs	6,544		6,097		18,197		17,469
Mainline CASM excluding fuel and special items	7.52	¢	7.89	¢	7.88	¢	8.17 ¢

	Three Months Ended September 30,				Nine Months Ended September 30,
Reconciliation to GAAP income before taxes :	2010		2009		2010		2009
Income before taxes, excluding items noted below	$173.0		$118.7		$327.6		$137.0
New pilot contract transition costs	-		-		-		(35.8)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	14.0		6.1		(26.9)		47.4
GAAP income before taxes as reported	$187.0		$124.8		$300.7		$148.6

Horizon Air Industries, Inc.
(in millions, except for per ASM unit information)
	Three Months Ended September 30,			Nine Months Ended September 30,
Unit cost reconciliations:	2010	2009		2010	2009
Operating expenses	$165.1	$154.5		$492.6	$453.2
ASMs	835	855		2,461	2,470

CASM	19.77 ¢	18.07	¢	20.02 ¢	18.35	¢

Operating expenses	$165.1	$154.5		$492.6	$453.2
Less: aircraft fuel	(32.8)	(32.9)		(108.9)	(79.7)
Less: restructuring and CRJ-700 fleet transition costs	(9.8)	-		(13.2)	-

Operating expenses excluding fuel and items noted above	$122.5	$121.6		$370.5	$373.5
ASMs	835	855		2,461	2,470

CASM excluding fuel and items noted above	14.67 ¢	14.22	¢	15.05 ¢	15.12	¢

Unit cost reconciliations-excluding all fleet transition costs:
Operating expenses	$165.1	$154.5		$492.6	$453.2
Less: aircraft fuel	(32.8)	(32.9)		(108.9)	(79.7)
Less: restructuring and CRJ-700 fleet transition costs	(9.8)	-		(13.2)	-
Less: fleet transition costs - Q200	-	1.2		-	(8.8)

Operating expenses excluding fuel, restructuring and all fleet transition costs	$122.5	$122.8		$370.5	$364.7
ASMs	835	855		2,461	2,470

CASM excluding fuel, restructuring and all fleet transition costs	14.67 ¢	14.36	¢	15.05 ¢	14.77	¢

Reconciliation to GAAP income before taxes:
Income before taxes, excluding items noted below	$18.8	$17.9		$24.0	$5.4
Restructuring and CRJ-700 fleet transition costs	(9.8)	-		(13.2)	-
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	2.7	1.2		(6.5)	9.7
GAAP income before taxes as reported	$11.7	$19.1		$4.3	$15.1

Line of Business Information:
Horizon brand flying includes those routes in the Horizon system not covered by the Alaska Capacity Purchase Agreement (CPA). Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon. In the CPA arrangement, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity. As a result, yield and load factor information is not presented.

	Three Months Ended September 30, 2010

	Capacity and Mix				Load Factor		Yield			RASM
	2010 Actual (000,000)	2009 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	468	487	(3.9%)	56%	79.1%	1.2	29.46	¢	5.9%	23.88	¢	7.3%
Alaska CPA	367	368	(0.3%)	44%	NM	NM	NM		NM	18.78	¢	(1.0%)
System Total	835	855	(2.3%)	100%	80.0%	2.1	26.68	¢	1.4%	21.66	¢	3.9%

NM= Not Meaningful

	Nine Months Ended September 30, 2010

	Capacity and Mix				Load Factor		Yield			RASM
	2010 Actual (000,000)	2009 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	1,385	1,463	(5.3%)	56%	74.0%	1.9	29.21	¢	8.6%	22.19	¢	11.3%
Alaska CPA	1,076	1,007	6.9%	44%	NM	NM	NM		NM	18.85	¢	(0.7%)
System Total	2,461	2,470	(0.4%)	100%	75.5%	2.7	27.04	¢	2.4%	20.74	¢	6.1%

NM= Not Meaningful

Alaska Airlines Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended September 30,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$198.9	$2.33	$159.5	$1.99
Minus gains, or plus the losses, during the period on settled hedges	3.2	0.04	13.2	0.16
Economic fuel expense	$202.1	$2.37	$172.7	$2.16
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(14.0)	(0.16)	(6.1)	(0.09)
GAAP fuel expense	$188.1	$2.21	$166.6	$2.07
Fuel gallons	85.5		80.1

	Nine Months Ended September 30,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$549.2	$2.31	$410.6	$1.79
Minus gains, or plus the losses, during the period on settled hedges	(1.8)	(0.01)	42.7	0.19
Economic fuel expense	$547.4	$2.30	$453.3	$1.98
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	26.9	0.11	(47.4)	(0.21)
GAAP fuel expense	$574.3	$2.41	$405.9	$1.77
Fuel gallons	237.4		229.9

Horizon Air Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended September 30,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$34.9	$2.36	$31.4	$2.01
Minus gains, or plus the losses, during the period on settled hedges	0.6	0.04	2.7	0.18
Economic fuel expense	$35.5	$2.40	$34.1	$2.19
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(2.7)	(0.18)	(1.2)	(0.08)
GAAP fuel expense	$32.8	$2.22	$32.9	$2.11
Fuel gallons	14.8		15.6

	Nine Months Ended September 30,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$102.7	$2.35	$80.7	$1.79
Minus gains, or plus the losses, during the period on settled hedges	(0.3)	(0.01)	8.7	0.19
Economic fuel expense	$102.4	$2.34	$89.4	$1.98
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	6.5	0.15	(9.7)	(0.22)
GAAP fuel expense	$108.9	$2.49	$79.7	$1.76
Fuel gallons	43.7		45.1